SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) July 31, 2002




                           CPI CORP.
_______________________________________________________________
  (exact name of registrant as specified in its charter)




    Delaware               0-11227              43-1256674
_______________________________________________________________
(State or other          (Commission       (IRS Employer
 jurisdiction of          File Number)      Identification No.)
 incorporation)

 1706 Washington Avenue, St. Louis, Missouri        63103-1790
_______________________________________________________________
(Address of principal executive offices)            (Zip code)


Registrants' telephone number, including area code(314)231-1575
_______________________________________________________________



_______________________________________________________________
(Former name or former address, if changes since last report.)








ITEM 5.   OTHER EVENTS



A. On July 31, 2002, CPI Corp. issued the following press release on the election of Jim Clifford to CPI Corp.'s
     Board:

     CPI CORP.
     NEWS FOR IMMEDIATE RELEASE     FOR RELEASE JULY 31, 2002

     FOR FURTHER INFORMATION CONTACT:

      NAME: Jane Nelson                FROM: CPI Corp.
      ADDRESS: 1706 Washington Avenue  CITY: St. Louis
      STATE, ZIP: Missouri  63103      TELEPHONE: (314)231-1575

     ----------------------------------------------------------

     FOR FURTHER INFORMATION AT FRB/WEBERSHANDWICK
      Mark Muehlfelt, Chicago 312/640-6767

        JIM CLIFFORD ELECTED TO CPI CORP. BOARD OF DIRECTORS

     ST. LOUIS, MO, JULY 31, 2002 - CPI CORP. (NYSE - CPY) announced the election of James R. Clifford to its Board of Directors. He was elected by the Board of Directors to fill a vacancy and will serve a term through the 2003 Annual Meeting of Stockholders. Mr. Clifford joins three other directors elected to their first term at the 2002 Annual Meeting: Edmond A. Abrain, Joanne Griffin, and
     Dr. Virginia Weldon, and four Directors who were reelected at the 2002 Annual Meeting: Lee Liberman, Dave Pierson, Nicholas Reding and Martin Sneider.

     Mr. Clifford was President and Chief Operating Officer of Sears Roebuck and Co. Full Line Stores from 1998 until his retirement in August 2001. He served as President, Chief Operating Officer and Director of
     Sears Canada from 1993 to 1998. Prior to joining Sears, Mr. Clifford was Executive Vice President, Chief Financial and Administrative Officer for Gottschalk's Inc.; Senior Vice President, Chief Financial and Administrative Officer and Director of Russ Togs, Inc.; Executive Vice President Administration of Saks Fifth Avenue; and Vice President Strategic Planning and Vice President/Treasurer of Batus, Inc. Commenting, Dave Pierson, Chairman and Chief Executive Officer, said, "We aredelighted that Jim has agreed to join our Board. He brings a distinguished record of achievement spanning more than thirty years in senior executive positions with major retailers. His extensive experience in finance, human resources, operations, change management, information technology and strategic business development will be invaluable as we implement our new strategic plan. As a director of other public companies, Jim has led corporate governance development, including board and committee mandates, and played key roles in audit and compensation committees."

     Continuing, Pierson said, "CPI will also benefit from the deep understanding of our core business and our customers Jim developed during his tenure as President and Chief Operating Officer of Sears Full Line Stores and his service as President and Chief Operating Officer of Sears Canada."

     CPI Corp. is a consumer services company, offering photography services through Sears Portrait Studios in the United States, Puerto Rico and Canada, photofinishing services through the searsphotos.com website and store systems technology and software development through Centrics Technology, Inc.







































                             SIGNATURE



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                              CPI CORP.
                              -------------------------------
                              (Registrant)




                              /s/ Gary W. Douglass
                              ------------------------------
                                  Gary W. Douglass
                                  Authorized Officer and
                                  Principal Financial Officer




Dated: August 2, 2002